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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2003





                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

                TEXAS                                   1-6402-1                           74-1488375
    (State or other jurisdiction of              (Commission file number)        (I.R.S. employer identification
             incorporation)                                                                  number)

  1929 ALLEN PARKWAY, HOUSTON, TEXAS                                                          77019
(Address of principal executive offices)                                                   (Zip code)




      Registrant's telephone numbers, including area code -- (713) 522-5141


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press release, dated February 27, 2003, issued by Service Corporation International


ITEM 9.  REGULATION FD DISCLOSURE

     On February 27, 2003, Service Corporation International issued a press release disclosing its financial results for the fourth quarter and full year of 2002 and outlook for 2003. The February 27, 2003 press release is furnished, not filed, pursuant to Regulation FD and attached as Exhibit 99.1 to this Form 8-K.











                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 28, 2003                       SERVICE CORPORATION INTERNATIONAL

                                        By:   /s/ Eric D. Tanzberger
                                        ----------------------------------------
                                        Eric D. Tanzberger
                                        Vice President and Corporate Controller




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                                  EXHIBIT INDEX


       Exhibit Number                            Description
    ------------------------       ---------------------------------------------
      99.1 Press release, dated February 27, 2003, issued by Service Corporation International



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